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                                                                    Exhibit 23.1



INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this filing of Advance Stores Company, Inc. on Form 8-K of our report dated July 17, 1998 (August 17, 1998 as to Note 13) on the financial statements of Western Auto Supply Company and Subsidiaries, appearing in Amendment No. 2 to Registration Statement Nos. 333-56013 and 333-56013-01 on Form S-4 of Advance Stores Company, Inc.





Kansas City, Missouri
November 13, 1998